                       THE PEP BOYS - MANNY, MOE & JACK

                                  FLEXITRUST


                        Effective as of April 29, 1994

















































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TABLE OF CONTENTS

                                                                          PAGE

                                   ARTICLE 1
                         Trust, Trustee and Trust Fund

1.1   Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.2   Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.3   Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.4   Trust Fund Subject to Claims of Creditors . . . . . . . . . . . . .    2
1.5   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

                                   ARTICLE 2

                          Contributions and Dividends

2.1   Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
2.2   Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
2.3   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

                                   ARTICLE 3

                          Purchase and Sale of Shares

3.1   Purchase and Sale . . . . . . . . . . . . . . . . . . . . . . . . .    7
3.2   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
3.3   Delivery of Shares  . . . . . . . . . . . . . . . . . . . . . . . .    9
3.4   Company Records . . . . . . . . . . . . . . . . . . . . . . . . . .    9

                                   ARTICLE 4

                     Release and Transfer of Company Stock

4.1   Company Stock Made Available for Transfer from Trust  . . . . . . .    9
4.2   Transfer from Trust of Released Shares and Cash Proceeds  . . . . .   10
4.3   Transfer of Other Assets  . . . . . . . . . . . . . . . . . . . . .   11

                                   ARTICLE 5

                  Compensation, Expenses and Tax Withholding

5.1   Compensation and Expenses . . . . . . . . . . . . . . . . . . . . .   11
5.2   Withholding of Taxes  . . . . . . . . . . . . . . . . . . . . . . .   12






















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                                   ARTICLE 6

                         Administration of Trust Fund

6.1   Management and Control of Trust Fund  . . . . . . . . . . . . . . .   12
6.2   Investment of Funds . . . . . . . . . . . . . . . . . . . . . . . .   12
6.3   Trustee's Administrative Powers . . . . . . . . . . . . . . . . . .   13
6.4   Rights Regarding Company Stock  . . . . . . . . . . . . . . . . . .   14
6.5   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . .   15
6.6   General Duty to Communicate to Committee  . . . . . . . . . . . . .   16

                                   ARTICLE 7

                               Duties of Trustee

7.1   Records and Accounts of Trustee . . . . . . . . . . . . . . . . . .   16
7.2   Reports of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .   17
7.3   Final Statement   . . . . . . . . . . . . . . . . . . . . . . . . .   17

                                   ARTICLE 8

                             Succession of Trustee

8.1   Resignation of Trustee  . . . . . . . . . . . . . . . . . . . . . .   17
8.2   Removal of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .   18
8.3   Appointment of Successor Trustee  . . . . . . . . . . . . . . . . .   18
8.4   Succession to Trust Fund Assets . . . . . . . . . . . . . . . . . .   18
8.5   Continuation of Trust . . . . . . . . . . . . . . . . . . . . . . .   18
8.6   Changes in Organization of Trustee  . . . . . . . . . . . . . . . .   19
8.7   Continuance of Trustee's Powers in Event of Termination of the
      Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

                                   ARTICLE 9

                           Amendment or Termination

9.1   Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
9.2   Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
9.3   Effect of Termination . . . . . . . . . . . . . . . . . . . . . . .   20
9.4   Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
9.5   Form of Amendment or Termination  . . . . . . . . . . . . . . . . .   20

                                  ARTICLE 10

                                 Miscellaneous

10.1  Controlling Law . . . . . . . . . . . . . . . . . . . . . . . . . .   21
10.2  Committee Action  . . . . . . . . . . . . . . . . . . . . . . . . .   21
10.3  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

















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10.4  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
10.5  Protection of Persons Dealing with the Trust  . . . . . . . . . . .   22
10.6  Tax Status of Trust . . . . . . . . . . . . . . . . . . . . . . . .   22
10.7  No Third Party Rights; Plan Participants to Have No Interest in
      the Company by Reason of the Trust  . . . . . . . . . . . . . . . .   22
10.8  Nonassignability  . . . . . . . . . . . . . . . . . . . . . . . . .   22
10.9  Gender and Plurals  . . . . . . . . . . . . . . . . . . . . . . . .   22
10.10 Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

Schedule A

                       THE PEP BOYS - MANNY, MOE & JACK
                                  FLEXITRUST

          THIS TRUST AGREEMENT (the "Agreement"), is made effective as of April 29, 1994, between The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), and First Fidelity Bank, National Association, as Trustee.

                             W I T N E S S E T H :

          WHEREAS, the Company desires to establish a trust (the "Trust") in accordance with the laws of the State of Delaware and for the purposes stated in this Agreement;

          WHEREAS, the Trustee desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

          WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as herein defined);

          WHEREAS, the Company desires to provide for the availability of shares of its common stock to satisfy certain of its obligations or those of its subsidiaries under the Plans and intends to sell to the Trust such assets that shall be held therein, subject to the claims of the Company's general creditors in the event of the Company's Insolvency (as defined herein) until made available to the Plans, in such manner and at such times as specified herein;

          WHEREAS, the Company desires that the assets to be held in the Trust Fund (as herein defined) should be principally or exclusively securities of the Company except as where specifically otherwise provided and, therefore expressly waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable provisions of law; and

          WHEREAS, the Trustee has been appointed as trustee and has accepted such appointment as of the date first set forth above.

          NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:

                                   ARTICLE 1

                         Trust, Trustee and Trust Fund

          1.1 Trust. This Agreement and the Trust Fund shall be known as The Pep Boys - Manny, Moe & Jack Flexitrust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets in accordance with the terms of the Trust. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that the assets held in the Trust Fund shall not be "plan assets," as such term is described in ERISA and Department of Labor regulations thereunder. The Trust is not a part of any of the Plans and does not provide pension, welfare or any other benefits to any Plan Participant (as herein defined). The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. The Trust shall be irrevocable. No Plan Participant nor any Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust.

          1.2 Trustee. The trustee named above, and its successor or successors, is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the powers, duties and responsibilities of the Trustee.

          1.3 Trust Fund. The assets held at any time and from time to time under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

          1.4 Trust Fund Subject to Claims of Creditors. Notwithstanding any provision of this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under Federal and state law in the event of the Company's Insolvency (as herein defined).

          In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall discontinue transfers of Released Shares pursuant to Article 4.

          Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a Company creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events conclusively rely on a copy of a Bankruptcy petition filed within a court.

          If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue transfers of Released Shares pursuant to Article 4 and shall hold the Trust Fund for the benefit of the Company's general creditors. Nothing in this Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plans or otherwise.

          The Trustee shall resume transfers of Released Shares pursuant to
Article 4 only after it receives a copy of the court order dismissing such Bankruptcy petition.

          Notwithstanding anything herein to the contrary, in the event that the Company is Insolvent, the Committee may, in its discretion and to the extent permitted by applicable law, direct the Trustee to apply the Trust Fund to satisfy the claims of the Company's creditors.

          1.5 Definitions. In addition to the terms defined in the preceding portions of this Agreement, certain capitalized terms have the meanings set forth below:

          Board of Directors. "Board of Directors" means the board of directors of the Company, a committee comprised of members thereof or a committee formed pursuant to a resolution of the Board.

          Code.  "Code" means the Internal Revenue Code of 1986, as amended.

          Committee. "Committee" means the person or group of persons charged by the Board of Directors with the powers provided to the Committee in this Trust Agreement.

          Common Stock Purchase Agreement. "Common Stock Purchase Agreement" means the agreement between the Company and the Trustee, executed on even date herewith and attached hereto as Exhibit 1.

          Company Stock. "Company Stock" means shares of common stock, par value $1.00 per share, of the Company, or any successor securities thereto.

          Extraordinary Dividend. "Extraordinary Dividend" means any dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

          Fair Market Value. "Fair Market Value" means as of any date the closing price on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) of a share of Company Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or, if the Company Stock is no longer traded on the New York Stock Exchange, on such other national securities exchange on which the Company Stock is listed or national securities or central market system upon which transactions in Company Stock are reported, as either shall be designated by the Committee for the purposes hereof) or if sales of Company Stock are not reported in any manner specified above, the closing price on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or, if not so reported, by the National Quotation Bureau, Incorporated or similar organization selected by the Committee.

          Insolvency or Insolvent.  "Insolvency" or being "Insolvent" means
(i) inability of the Company to pay its debts as they become due, or (ii) the Company being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

          Loan. "Loan" means the loan and extension of credit to the Trust from the Company evidenced by the promissory note made by the Trustee of even date herewith with which the Trustee purchased Company Stock, and any such other loans or increase(s) in principal of the Loan the proceeds of which are used by the Trustee for additional purchases of Company Stock.

          New Shares. "New Shares" means authorized but unissued shares of Company Stock, as defined in Section 3.1.

          1933 Act.  "1933 Act" means the Securities Act of 1933, as amended.

          Note. "Note" means the Revolving Promissory Note for the balance of the purchase price in the form attached hereto as Exhibit 2.

          Option Plan Participant. "Option Plan Participant" means, as of the date of determination, each common-law employee of the Company who is a holder of unexercised options to purchase Company Stock (whether or not vested) under The Pep Boys - Manny, Moe & Jack 1990 Stock Incentive Plan, The Pep Boys - Manny, Moe & Jack 1982 Incentive Stock Option Plan, The Pep Boys - Manny,
Moe & Jack 1984 Non-Qualified Stock Option Plan and The Pep Boys - Manny, Moe & Jack 1985 Non-Qualified Stock Option Plan (collectively, the "Option Plans").

          Plan Participant. "Plan Participant" means a participant in any of the Plans.

          Plans. "Plans" means the employee benefit plans, programs, contracts and compensation structures listed on Schedule A hereto, or as the same may be amended from time to time by the Committee.

          Released Shares. "Released Shares" shall have the meaning set forth in Section 4.1.

          Repurchased Shares. "Repurchased Shares" shall have the meaning set forth in Section 3.1.

          Trust Year. "Trust Year" or "Fiscal Year" means the fiscal year of the Trust ending the Saturday falling closest to January 31st of each year.

          Trustee. "Trustee" means First Fidelity Bank, National Association (not in its corporate capacity but as trustee of the Trust), or any successor trustee.


                                   ARTICLE 2

                          Contributions and Dividends

          2.1 Contributions. On the date of execution of this Agreement, if any New Shares are purchased by the Trust at the First Closing (as defined in Section 3.2(a)), the Company shall contribute to the Trust in cash the aggregate par value of the New Shares. In addition, for each Trust Year, the Company shall contribute to the Trust in cash such amount, which together with dividends, as provided in Section 2.3, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest under the Loan as they come due. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment or prepayment of principal and interest due under the Loan or to pay, in cash, the aggregate par value of any additional New Shares purchased by the Trust. If, at the end of any Trust Year, insufficient contributions have been made in cash, such contributions shall be deemed to have been made in the form of forgiveness of principal and interest on the Loan to the extent of the Company's failure to make contributions as required by this Section 2.1. Such forgiveness shall be the sole and absolute remedy that the Trust shall have against the Company for any failure of the Company to make any contribution to the Trust. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

          The Company in its sole discretion may at any time, or from time to time, make additional deposits or contributions of cash or other property to be held under the Trust by the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Agreement. Neither the Trustee nor any Plan administrator, Plan Participant or other third party shall have any right to compel such additional deposits or contributions.

          2.2 Prepayments. The Company may, from time to time, contribute cash to the Trust in amounts sufficient to enable the Trustee to prepay, in whole or in part, principal and interest of the Loan at any time or, in lieu of such prepayment, the Committee may, from time to time, in accordance with the terms of the Note direct that all or any part of such principal and/or interest of the Loan shall be forgiven and the payment so directed shall be forgiven. The Trustee shall use all such cash to prepay principal and/or interest on the Loan in accordance with the terms of the Note.

          2.3 Dividends. Except as otherwise provided in this paragraph, dividends paid in any Trust Year in cash on Company Stock held by the Trust (including dividends paid on Released Shares that have not been transferred out of the Trust at the time of such dividend payment) shall be applied, immediately upon receipt thereof by the Trustee, (i) first to interest accrued and unpaid on the Loan as of the date of any such payment and then, (ii) to the extent that any such payment exceeds such accrued and unpaid interest on the Loan, to prepay interest that accrues on the Loan after such payment through the end of such Trust Year, and then, (iii) to pay principal installments due on the Loan within such Trust Year and then, (iv) to the extent not otherwise distributed in accordance with the next sentence, to additional installments of principal in the order of their scheduled maturity. In the event that dividends paid on Company Stock held in the Trust, other than Extraordinary Dividends, exceed the amount of scheduled principal and interest due on the Loan in any Trust Year, such excess shall, as determined by the Committee, be (i) applied to prepay, in whole or in part, principal and/or interest of the Loan in accordance with the terms of the Note or (ii) distributed to the Plans and/or to any other broad cross-section on individuals employed by the Company. Extraordinary Dividends shall not be used to pay interest on or principal of the Loan, but shall be invested in additional Company Stock, as soon as practicable, except as otherwise provided in this Trust Agreement. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable, except as otherwise provided in this Trust Agreement. Company Stock purchased with the proceeds of an Extraordinary Dividend or with the proceeds of a non-cash dividend shall, for purposes of this Agreement (including, without limitation, Section 4.1 hereof), be deemed to have been acquired with the proceeds of the Loan.

          If the Committee so determines, the Committee shall direct the Trustee to make investments in Company Stock through open-market purchases, private transactions or purchases from the Company. The Committee shall also direct the Trustee as to the timing and manner of such purchases in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. The Trustee shall follow all such instructions.


                                   ARTICLE 3

                          Purchase and Sale of Shares

          3.1 Purchase and Sale. Subject to the terms and conditions set forth in the Common Stock Purchase Agreement, the Company will issue or sell to the Trust, from time to time, and the Trust will purchase from the Company, from time to time, up to $75,000,000 of Company Stock, pursuant to the procedures set forth in this Article 3. The Company Stock may be (i) previously authorized but unissued Company Stock (the "New Shares") or (ii) Company Stock which the Company has purchased or purchases, from time to time, on the open market or otherwise (the "Repurchased Shares").

          (a) New Shares. The purchase price for the New Shares shall be an amount equal to the average closing price of the Company Stock for the five trading days immediately preceding the First Closing (defined in Section 3.2(a)) or each Subsequent Closing (defined in Section 3.2(b)), as the case may be, as reported in The Wall Street Journal (the "Average Market Price") as certified in writing to the Trustee by the Company.

          (b) Repurchased Shares. The purchase price for the Repurchased Shares shall be the purchase price paid by the Company to acquire such shares (excluding, however, all fees, commissions, transfer taxes and other similar costs incurred in connection with the Company's purchase of such shares).

          3.2 Closing. (a) First Closing. The first closing of the sale and purchase under the Common Stock Purchase Agreement (the "First Closing") will be held at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, simultaneously with the execution of this Agreement, or at such other time, date and place as may be mutually agreed upon by the Company and the Trustee. At the First Closing, the Company shall sell, and the Trust shall purchase, 1,965,200 shares of Company Stock having a value of $52,364,325. The Trust shall pay the purchase price with respect to such Company Stock by (i) paying to the Company at the First Closing $1.00 per New Share, if any, by transfer of immediately available funds, and (ii) delivering to the Company the Note.

                    (b) Subsequent Closings. The parties understand that, from time to time following the First Closing, the Company shall sell, and the Trust shall purchase, additional Company Stock (each closing of such subsequent transaction being referred to herein as a "Subsequent Closing"); provided, however, that the aggregate dollar amount of Company Stock purchased by the Trust after the First Closing shall not exceed $75,000,000 minus the sum of (i) the amount specified in Section 3.2(a) and (ii) the sum of all amounts paid for Company Stock in prior Subsequent Closings. The Company shall give notice, as described below (the "Sale Notice"), and shall sell any Repurchased Shares or New Shares, to the Trustee within five (5) business days after the date the Company acquires any Repurchased Shares or determines to sell any New Shares to the Trustee. The Sale Notice shall set forth (i) the number of Repurchased Shares and New Shares, if any, to be sold to, and purchased by, the Trust and (ii) the aggregate purchase price to be paid by the Trust for such shares as determined pursuant to Section 3.1 (a) and (b) hereof (the "Subsequent Purchase Amount"). The Trust shall pay such Subsequent Purchase Amount by (i) paying to the Company at the Subsequent Closing $1.00 per New Share, if any, by wire transfer of immediately available funds, and (ii) increasing (as of the date of such Subsequent Closing) the principal amount outstanding under the Note by an amount equal to the Subsequent Purchase Amount minus the amount paid pursuant to clause (i) of this sentence. All Subsequent Closings will be held at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, on the first business day following the date of each and every Sale Notice, or at such other time, date and place as may be mutually agreed upon by the Company and the Trustee. The Company may defer the sale of Company Stock pursuant to this
Section 3.1 if the Company reasonably determines that there are sufficient legal, financial or accounting reasons for the Company to defer the timing of such sale and notifies the Trustee in writing of such deferral.

          3.3 Delivery of Shares. At the First Closing and each Subsequent Closing (hereinafter referred to as the "Closing" or "Closings"), the Company will deliver to the Trustee a certificate representing the Company Stock sold at such Closing, which certificate shall be registered in the name of the Trustee, or the name of its nominee. The Company will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and delivery of the Company Stock.

          3.4 Company Records. The Company is hereby authorized to record the price owed by the Trust from time to time and all repayments of the principal of the Note on the schedule attached to the Note.


                                   ARTICLE 4

                     Release and Transfer of Company Stock

          4.1 Company Stock Made Available for Transfer from Trust. Immediately after each payment, prepayment or forgiveness, if any, of principal (and accrued interest thereon) of the Loan is made, a number of shares of Company Stock shall be made available for transfer from the Trust ("Released Shares") in the manner set forth in Section 4.2. The number of such Released Shares shall equal the number of shares of Company Stock held in the Trust immediately prior to such payment, prepayment or forgiveness that have not already been deemed Released Shares pursuant to a previous payment, prepayment or forgiveness of principal of the Loan, multiplied by a fraction, the numerator of which shall be the amount of principal paid or prepaid or deemed forgiven upon such payment or prepayment date or date of forgiveness and the denominator of which shall be the sum of the numerator plus the principal amount of the Loan remaining after such payment, prepayment or forgiveness.
No fractional shares shall be released. If the preceding computation results in fractional shares, the number of Released Shares shall be computed by rounding down to the next whole number. The number of Released Shares, determined as aforesaid, shall be certified to the Trustee by the Committee.

          4.2 Transfer from Trust of Released Shares and Cash Proceeds. At the written direction of the Committee, Released Shares or other assets held in the Trust shall be either (i) transferred by the Trustee to one or more of the Plans, or (ii) sold by the Trustee and the proceeds of such sale transferred either to (1) one or more of the Plans, or directly to Plan Participants, in satisfaction of the obligation of such Plans or the Company to pay compensation, benefits or any form of remuneration thereunder, or (2) the Company in reimbursement of the Company's payment of such obligation under such Plans. The Committee, in its sole discretion, may direct the Trustee to transfer all of the Released Shares to a single Plan, or the proceeds of the sale thereof to a single Plan or as reimbursement to the Company, as provided in this paragraph, to the exclusion of all other Plans.

          If Released Shares or proceeds from the sale thereof remain in the Trust after the transfers or sales described above, such remaining Released Shares or proceeds may, as the Committee shall direct, be transferred to, or used by the Trustee for the benefit of the Plans or such other employee benefits plans (or their participants and beneficiaries) covering a broad cross-section of non-collectively bargained employees of the Company or its subsidiaries as the Committee shall direct. Alternatively, if Released Shares remain in the Trust after the transfers described in the paragraph above, such remaining Released Shares may be retained in the Trust for a sufficient period of time after the release of such shares so that such Released Shares may be sold by the Trustee upon written direction of the Committee in accordance with Rule 144 under the 1933 Act, if such exemption from registration requirements of the 1933 Act is available, at such times as the Committee may direct. However, in no event shall any shares of Company Stock remain in the Trust for more than four (4) years after they become Released Shares. The Trustee shall rely on the instructions of the Committee or the Company with respect to any such Released Shares after such date.

          The Committee will direct the Trustee as to the timing and manner of any sales of Released Shares pursuant to this Section 4.2 in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock.

          To facilitate such sales of Released Shares pursuant to this Section 4.2, if required, the Company shall register under the 1933 Act, such number of Released Shares as the Committee may direct.

          Released Shares directed by the Committee to be transferred to Plans with respect to which trusts have been established shall be transferred to the trustee thereof; if there is no trust established with respect to a Plan, the shares allocated to such Plan shall be transferred to the plan administrator of such Plan, to third party service providers for such Plans or such other person as the Committee shall direct; provided, however, any transfer directed by the Committee to be made to the Company shall be wholly in the proceeds from the sale of Released Shares.

          The references to the Plans in this Agreement shall not cause the Plans to become irrevocable and the Company retains sole discretion to modify or amend any of the provisions of the Plans or to terminate any or all of them to the extent provided therein and/or as permitted by applicable law.

          4.3 Transfer of Other Assets. Any assets other than Company Stock held in the Trust pursuant to Section 2.1 shall be transferred as directed by the Committee in writing by the Trustee in such amounts and at such times to or for the benefit of such Plans (or their participants and beneficiaries) at the same time and in the same proportion as Released Shares are allocated to such Plans, unless the Trustee is otherwise directed by the Committee.

                                   ARTICLE 5

                  Compensation, Expenses and Tax Withholding

          5.1 Compensation and Expenses. The Trustee shall be entitled to such reasonable compensation for its services and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund all as may be agreed upon from time to time by the Company and the Trustee. Such compensation shall be paid, and such reimbursement shall be made, out of the

Trust Fund unless paid directly by the Company. The Company agrees to either make such payments directly or make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1.

          In the event the Company fails to make the contributions necessary to pay compensation and expenses owing to the Trustee, as contemplated by this
Section 5.1, the Trustee shall be entitled to seek payment of such compensation and expenses directly from the Company. However, the Trustee shall not be entitled to use contributions required by Section 2.1 in satisfaction of amounts owing to the Trustee for the payments or its compensation and expenses.

          5.2 Withholding of Taxes. The Trustee shall report and withhold any Federal, state or local taxes that it is required by law or is instructed by the Company to withhold from any payments, transfer or distributions it makes pursuant to this Agreement and shall pay over amounts withheld to the appropriate taxing authorities.


                                   ARTICLE 6

                         Administration of Trust Fund

          6.1 Management and Control of Trust Fund. Subject to the terms of this Agreement, the Trustee shall have exclusive authority and responsibility to control the assets of the Trust Fund unless the Trustee is otherwise directed by the Committee.

          6.2  Investment of Funds.  Except as otherwise provided in Sections
2.3 and 5.1, and in this Section 6.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. Unless directed otherwise by the Committee, the Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee, with aggregate capital at the time of such investment in excess of $1,000,000,000 and a Moody's Investors Service Rating at the time of such investment of at least P1, or an equivalent rating from a nationally recognized rating agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year, (iv) short-term discount obligations of the Federal National Mortgage Association or (v) a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder whose investments are limited to those described in (i), (ii), (iii) and/or (iv) of this paragraph, in which event such part of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling of such trust assets for investment purposes with trust assets of other trusts.

          6.3 Trustee's Administrative Powers. Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

               (a) to retain any asset of the Trust Fund for the purposes set forth herein;

               (b)  subject to Section 2.3, Article 4, Section 6.2, Section
6.4 and Section 9.3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust Fund assets at public or private sale, as necessary to perform its obligations hereunder;

               (c) upon direction from the Committee, to borrow from the Company pursuant to the Loan to acquire Company Stock as authorized by this Agreement, and to enter into agreements upon such terms (including reasonable interest and security for the Loan and rights to renegotiate and prepay such
Loan) as may be determined by the Committee with respect to a Loan; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust and shall not include Company Stock acquired with the proceeds of the Loan;

               (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund;

               (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the

Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 6.4;

               (f) to employ such accountants, actuaries, attorneys, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 6.3(c); and to pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with
Section 5.1;

               (g) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

               (h) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

               (i) to consult with legal counsel (who may also be counsel for the Trustee or the Company generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 5.1.

Notwithstanding any power granted to the Trustee pursuant to the foregoing or under applicable law, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business (solely in its capacity as Trustee of the Trust) and, in particular, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing
the gains therefrom, within the meaning of Treas. Reg.   301.7701-2.

          6.4  Rights Regarding Company Stock.

               (a) Voting Rights. The Trustee shall follow the directions of the Option Plan Participants with respect to the manner of voting of Company Stock held by the Trust. Prior to each annual or special shareholders' meeting of the Company, or deadline for the return of action by written consent of shareholders in lieu of a meeting (or, if such schedule cannot be met, as early as practicable before such meeting or deadline), the Trustee shall furnish to each Option Plan Participant, at the expense of the Company, a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the Option Plan Participant directs the Trustee to vote with respect to each matter pending before such meeting or written consent of shareholders. The Committee and the Trustee shall be deemed to have complied with the preceding sentence with respect to any Option Plan Participant if they timely mail such proxy solicitation material and form to the Option Plan Participant's last known address on the records of the Company. The Trustee shall collect the confidential instruction forms and shall vote all Company Stock held in the Trust in the same proportion as the directions actually received from Option Plan Participants, on a "one-person, one-vote" basis.

               (b) Tender or Exchange Offer. If a tender or exchange offer is commenced for Company Stock, the Trustee shall, at the expense of the Company, notify each Option Plan Participant of such offer and utilize its best efforts to distribute or cause to be distributed to each Option Plan Participant, in a timely manner, all information distributed to shareholders of the Company in connection with such offer together with a form requesting confidential instruction forms and shall tender or exchange that number of shares of Company Stock held in the Trust equal to the total number of such shares multiplied by a fraction, the numerator of which is the number of Option Plan Participants who affirmatively direct the Trustee to tender, and the denominator of which is the total number of Option Plan Participants (including Option Plan Participants who provide no instructions).

               (c) Confidentiality. The instructions of each individual Option Plan Participant made to the Trustee pursuant to the foregoing paragraphs (a) and (b) shall be held confidential by the Trustee and shall not be divulged or released to any person, including officers and employees of the Company and its affiliates, except as otherwise required by law or pursuant to order of a court of competent jurisdiction.

               (d) Trustee Action. The Trustee shall not make any recommendations regarding the manner of exercising any rights under this
Section 6.4, including whether or not such rights should be exercised.

          6.5  Indemnification.

               (a) To the extent lawfully allowable, the Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, costs, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the operation and administration of the Trust; provided that such indemnification shall not apply to the extent that the Trustee has acted in willful or negligent violation of applicable law or its duties under this Trust or in bad faith. The Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any direction of the Committee or pursuant to
Section 6.4, (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of the Committee to give directions to the Trustee, as provided for in this Agreement or (iii) by reason of any act or omission of the Committee with respect to its duties under this Trust. The Trustee shall be fully protected in acting upon any instrument, certificate or paper delivered by the Committee or the trustee or administrator of any Plan and believed in good faith by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. This section shall survive termination of this Agreement.

               (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

          6.6 General Duty to Communicate to Committee. The Trustee shall promptly notify the Committee of all communications with or from any governmental agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their alleged entitlements under the Plans or the Trust.


                                   ARTICLE 7

                               Duties of Trustee

          7.1 Records and Accounts of Trustee. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained.

          7.2 Reports of Trustee. Within thirty (30) days following the close of each Fiscal Year and each quarter of each Fiscal Year, the Trustee shall deliver to the Committee a statement for the period ending on the last day of such Fiscal Year and/or quarter of such Fiscal Year, as the case may be, listing all securities and other property acquired or disposed of and all receipts, disbursements and other transactions effected by the Trust during such period, and further listing all cash, securities, and other property held by the Trust, together with the Fair Market Value thereof, as of the end of such period. In addition to the foregoing, the report shall contain such information regarding the Trust Fund's assets and transactions as the Committee in its discretion may reasonably request. The Trustee shall also deliver to the Committee such statements for other periods as the Committee may reasonably request. Except as otherwise provided in the next sentence, all tax returns and other regulatory filings, if any, required by the Trust shall be prepared by the Trustee and submitted to the Committee for the Company's review at least thirty (30) days before the due date (including any extension thereof) for filing such tax return or other regulatory filing. The Company may, upon written notice to the Trustee, assume the responsibility for preparing any tax return or other regulatory filing required by the Trust.
The Trustee shall, at the expense of the Company, timely file all such tax returns and other regulatory filings, if any, as shall be directed by the Company and shall promptly provide copies of such filings to the Committee.

          7.3 Final Statement. In the event of the resignation or removal of a Trustee hereunder, the Committee may request and the Trustee shall with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a statement similar in form and purpose to that described in Section 7.2.


                                   ARTICLE 8

                             Succession of Trustee

          8.1 Resignation of Trustee. The Trustee or any successor thereto may resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect 60 days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided, however, that no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          8.2 Removal of Trustee. The Trustee or any successor thereto may be removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than 60 days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however, that no such removal shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

          8.3 Appointment of Successor Trustee. Whenever the Trustee or any successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Committee shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in Section 8.1, or the delivery to the Trustee of a notice described in Section 8.2, as the case may be, but in no event more than 60 days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 60 day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor. In any event, only an entity with trust powers under applicable law, which is not an affiliate of the Company, may be a successor trustee hereunder.

          8.4 Succession to Trust Fund Assets. The title to all property held hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall, at the expense of the Company, execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

          8.5 Continuation of Trust. In no event shall the legal disability, resignation or removal of a Trustee terminate the Trust, but the Committee shall forthwith appoint a successor Trustee in accordance with Section 8.3 to carry out the terms of the Trust.

          8.6 Changes in Organization of Trustee. In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to another corporation, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereafter become and be the Trustee under the Trust with the same effect as though originally so named but only if such corporation is qualified to be a successor trustee hereunder.

          8.7 Continuance of Trustee's Powers in Event of Termination of the Trust. In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.


                                   ARTICLE 9

                           Amendment or Termination

          9.1 Amendments. Except as otherwise provided herein, the Company may amend the Trust at any time and from time to time in any manner which it deems desirable, provided, however:

          (a) no amendment that would adversely affect the contingent rights of Plan Participants may change:

                (i) the formula contained in Section 4.1 or Section 4.2 so as to change the number of Released Shares in any Trust Year;

               (ii)  the terms of Sections 2.1, 2.2, 2.3, 4.2, 6.4, 9.1, 9.2 or 9.3;

          (b) no amendment may change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld; and

          (c) no amendment may alter the terms of Section 1.1 to make the Trust revocable.

          Notwithstanding the foregoing, the Company, acting in good faith taking into account the best interests of a broadly-based population of individuals employed by the Company or broadly-based employee benefit plans in which such persons participate, shall retain the power under all circumstances to amend the Trust to add employee benefit plans to, or delete Plans from, Schedule A and to clarify any ambiguities or similar issues of interpretation in this Agreement.

          9.2  Termination.  The Trust shall terminate upon the earlier of
(i) 34 years from its effective date, or (ii) the date on which the Trust no longer holds any assets. The Board of Directors may terminate the Trust at any time prior to the date the Trust terminates pursuant to the preceding sentence; provided, however, termination of the Trust shall not effect a revocation of the terms hereof.

          9.3 Effect of Termination. Upon termination of the Trust, the Trustee shall sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to pay in full the remaining principal amount(s) of the Loan and any accrued but unpaid interest thereon and any expenses of the Trust. The Committee shall direct the Trustee as to the timing and manner of such sale in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly-traded market price of Company Stock. In the event the proceeds of the sale shall be insufficient to discharge the Loan in its entirety, the Company shall be deemed to have forgiven all amounts which shall remain due and owing thereon. Any assets or Company Stock remaining in the Trust after such payment in full of the Loan shall be distributed to or for the benefit of any employee benefit plan (including one or more of the Plans) in which a broad cross-section of non-collectively bargained employees of the Company or its subsidiaries participate, as the Committee shall, in its sole discretion, determine and so notify the Trustee in writing.

          9.4 Merger. If the Company is merged into another corporation or another corporation is merged into the Company then (a) the surviving corporation shall become the grantor of the Trust, (b) the assets of the Trust shall be subject to the claims of the creditors of the surviving corporation in accordance with Article 1, above, and (c) the provisions of this Agreement which apply to Company Stock (including without limitation the provisions of Article 4, above) shall apply to the stock of the surviving corporation held hereunder or transferred to the Trust.

          9.5 Form of Amendment or Termination. Any amendment or termination of the Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable.


                                  ARTICLE 10

                                 Miscellaneous

          10.1 Controlling Law. The laws of the State of Delaware shall be the controlling law in all matters relating to the Trust, without regard to conflicts of law.

          10.2 Committee Action. Any action required or permitted to be taken by the Committee may be taken on behalf of the Committee by any individual so authorized. The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to conclusively rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

          10.3 Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, telecopier or hand delivery as follows:

          To the Company: The Pep Boys - Manny, Moe & Jack
                          3111 W. Allegheny Avenue
                          Philadelphia, Pennsylvania  19132
                            Attn:  Michael J. Holden

          with a copy to: Willkie Farr & Gallagher
                          One Citicorp Center
                          153 East 53rd Street
                          New York, New York  10022-4677
                            Attn:  Daniel D. Rubino, Esq.

          To the Trustee: First Fidelity Bank, National
                            Association
                          123 South Broad Street
                          Philadelphia, PA  19109-1199
                            Attn:  Corporate Trust Administration

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

          10.4 Severability. If any provision of the Trust shall be held illegal, invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

          10.5 Protection of Persons Dealing with the Trust. No person dealing with the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

          10.6 Tax Status of Trust. The trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly. Until advised otherwise, the Trustee and the Company may presume that the Trust is so characterized for Federal income tax purposes and the Trustee shall make all filings of tax returns on that presumption.

          10.7 No Third Party Rights; Plan Participants to Have No Interest in the Company by Reason of the Trust. Neither this Agreement nor the Trust shall confer upon any person other than the parties hereto any rights, remedy or claim with respect to the assets of the Trust or otherwise. Neither the creation of the Trust nor anything contained in the Trust shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business or affairs of the Company or any Plan Participant a right to any benefit available under any of the Plans.

          10.8 Nonassignability. No right or interest, if any, of any person to receive distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and, to the fullest extent permitted by applicable law, no right or interest, if any, of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

          10.9 Gender and Plurals. Whenever the context requires or permits, the masculine general shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

          10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.


          IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.

                            THE PEP BOYS - MANNY, MOE & JACK


                            By: /s/Bernard K. McElroy
                                Name:  Bernard K. McElroy
                                Title: Assistant Vice President - Finance


                            FIRST FIDELITY BANK, NATIONAL ASSOCIATION solely in its capacity as Trustee hereunder


                            By: /s/Alan G. Finn
                                Name:  Alan G. Finn
                                Title: Assistant Vice President

                                  SCHEDULE A

                      Pep Boys Employee Benefit Programs


            Title                                    Plan Type

The Pep Boys Savings Plan                        401(k) Company Match and
                                                   Employee Contributions

The Pep Boys - Manny, Moe & Jack Pension Plan    Defined Benefit Pension Plan

The Pep Boys Employee Welfare Benefits Plan      Medical/VEBA

The Pep Boys - Manny, Moe & Jack Long Term       Long-Term
    Disability Benefit Plan Disability             Disability Plan

The Pep Boys - Manny, Moe & Jack
    1984 Non-Qualified Stock Option Plan         Stock Option Plan

The Pep Boys - Manny, Moe & Jack
    1985 Non-Qualified Stock Option Plan         Stock Option Plan

The Pep Boys - Manny, Moe & Jack
    1990 Stock Incentive Plan                    Stock Option Plan

The Pep Boys - Manny, Moe & Jack Long Term       Long-Term
    Disability Salary Continuation Plan            Disability Plan

The Pep Boys - Manny, Moe & Jack Executive       Non-Qualified
    Supplemental Pension Plan                      Pension Plan